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                                                                    EXHIBIT 99.2


                 Certification of Chief Executive Officer under
                  Section 906 of the Sarbanes-Oxley Act of 2002

         I hereby certify that the Quarterly Report on Form 10-Q of O'Sullivan Industries, Inc. for the quarter ended September 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of O'Sullivan Industries, Inc.



Date: November 13, 2002                       /s/ Phillip J. Pacey
                                        --------------------------------
                                                Phillip J. Pacey
                                              Senior Vice President
                                           and Chief Financial Officer